Liability for Sale of Future Revenues	3 Months Ended	12 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Insurance Loss Reserves [Abstract]
LIABILITY FOR SALE OF FUTURE REVENUES

During the three months ended March 31, 2021 our remaining agreement related to the sale of future revenues was paid in full. During the three months ended March 31, 2021, we amortized the remaining $2,719 of discount to interest expense.

NOTE 5 — LIABILITY FOR SALE OF FUTURE REVENUES

During 2020 and 2019 we were party to two agreements related to the sale of future revenues. Both agreements are with the same party, have substantially the same terms, and were entered into in December 2019. We received a total of $424,510 under the agreements. Total repayments will aggregate $567,001. As a result, we recorded an initial discount of $142,491. Discounts related to the agreements will be amortized to expense over the term of the agreements. One of the agreements was paid in full as of December 31, 2020. During the years ended December 31, 2020 and 2019, we amortized $132,922 and $6,851 of discount, respectively, to interest expense. Unamortized discount is $2,718 and $135,641 at December 31, 2020 and 2019, respectively. The outstanding gross balance due before discounts pursuant to the agreements was $10,904 and $539,742 at December 31, 2020 and 2019, respectively.

The Company has granted a continuing security interest in the following, to the extent and in the amount of the purchased receivables: all assets including the following property that the Company now owns or shall acquire or create immediately upon the acquisition or creation thereof: (i) any and all amounts owing to the Company now or in the future from any customers; and (ii) all other tangible and intangible personal property of every kind and nature.